SUPPLEMENT TO THE PROSPECTUS

Supplement dated December 1, 2025, to the Prospectus dated February 28, 2025.

MFS® Utilities Fund

Effective immediately, the following is added after the tables in the sub-sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":

Claud Davis has announced his intention to retire effective September 30, 2026, and he will no longer be a portfolio manager of the fund as of that date.

MMU-SUP-I-120125